SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date or earliest event reported)  July 20, 2004



                  AMPCO-PITTSBURGH CORPORATION
     (Exact name of registrant as specified in its charter)


 Pennsylvania              1-898               25-1117717

(State or other   (Commission file number)     (I.R.S. Employer
 jurisdiction                                   Identification
 of incorporation)                              Number)



        600 Grant Street
         Pittsburgh, PA                         15219

     (Address of principal                    (Zip Code)
      executive offices)





Registrant's telephone number, including area code: (412) 456-
4400






Item 12.  Disclosure of Results of Operations and Financial
          Condition.


     On July 20, 2004, Ampco-Pittsburgh Corporation issued a press release announcing its results for the three and six months ended
June 30, 2004. A copy of the press release is attached hereto and is being furnished to the SEC.







                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMPCO-PITTSBURGH CORPORATION



Date:  July 20, 2004          By:  s/Ernest G. Siddons
                                   Ernest G. Siddons
                                   President